Phase 2 Trial Topline Results May 20, 2025

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results bolster pacibekitug’s best-in-class potential for the treatment of cardiovascular disease hs-CRP: high-sensitivity C-reactive protein * p<0.0001 .for all comparisons to placebo 3 Dosing of pacibekitug 50 mg quarterly and 15 mg monthly demonstrated: • 86% and 85% median time-averaged reductions in hs-CRP through Day 90, respectively* • 85% and 89% reductions in hs-CRP at Day 90, respectively* • 83% and 88% of participants achieving hs- CRP below 2 mg/L at Day 90, respectively* Topline results Primary and secondary endpoints • Rapid, deep, durable, and statistically significant reductions in hs-CRP were seen across all arms vs. placebo • Pacibekitug becomes the first and only IL-6 inhibitor known to achieve deep hs-CRP reductions with quarterly dosing in a clinical trial • Rates of adverse events and serious adverse events for pacibekitug were comparable to placebo

IL-6 inhibition has the potential to benefit millions of patients across a wide range of inflammation-mediated CV conditions

Estimated US prevalence (2024)[1]

Populations are not mutually exclusive



ASCVD – Total
~55%
25M
CAD
~55%
18M
Ischemic stroke
~60%
8.5M
ASCVD + CKD 3-4
~55%
5.5M
PAD
~55%
3.7M
Acute MI*
100%
900K
Acute ischemic stroke*
~55%
800K
AAA - Total
~75%
2.3M
Our current focus
HF - Total
~60%
7.0M
HFpEF
~60%
3.2M
HFrEF
~60%
3.2M
HFmrEF
~60%
600K
Acute HF*
~75%
1.3M
Key
Elevated hs-CRP
Normal hs-CRP

TOURMALINE

[1]Publications available upon request. Population estimates are adjusted based on US population growth as estimated by the US Census. *Annual incidence
AAA: abdominal aortic aneurysm. ASCVD: atherosclerotic cardiovascular disease. CAD: coronary artery disease. CKD: chronic kidney disease. HF: heart failure. HFmrEF: Heart Failure with Mid-Range Ejection Fraction. HFpEF: heart failure with preserved ejection fraction. HFrEF: heart failure with reduced ejection fraction. MI: myocardial infarction. PAD: peripheral artery disease.

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Convergence of human evidence supports therapeutic potential of IL-6 inhibition

Human genetic evidence

Mendelian randomization studies support a causal relationship between IL-6 pathway and ASCVD[1]



Coronary artery disease
Myocardial infarction
Peripheral artery disease
Large artery stroke
Carotid atherosclerosis
Abdominal aortic aneurysm
← Benefit
Harm →
0.8
0.9
1
1.1
OR per 18%-decrease in hsCRP (95%CI) through rs2228145 in *IL6R*

Epidemiological evidence

IL-6 levels were strongly associated with cardiovascular outcomes in Cross-Cohort Collaboration study[2]



Risk of MI
Risk of Stroke
Risk of HF
Risk of AF
Risk of CVD
Risk of CHD
Risk of CVD mortality
Risk of CHD mortality
Risk of all-cause mortality
2.2
1.8
1.4
1.0
1 2 3 4
Quartile

Clinical trial evidence

Prespecified CANTOS analysis showed that reductions in IL-6 predicted CV benefit[3]



HR (95% CI) P
Placebo 1.0 (ref) (ref)
On Treatment IL-6: >=1.65 ng/L 1.06 (0.90,1.25) 0.49
On Treatment IL-6: <1.65 ng/L 0.64 (0.54,0.77) <0.0001
Subgroup who did not achieve low IL-6
PBO
36% RRR
Subgroup who achieved low IL-6
Cumulative Incidence of MACE
0.00
0.05
0.10
0.15
0.20
0.25
0
1
2
3
4
5
Follow-up (years)

TOURMALINE

[1]Analysis based on (i) Georgakis et al., Circ Genom Prec Med (2020), (ii) Levin et al, Circ Res (2021), (iii) Burgess et al, Arterioscler Thromb Vasc Biol (2025), (iv) Omarov et al, medRxiv (2024). [2]Yao et al., The Prognostic Value of Interleukin-6 Levels and Nine Cardiovascular and Mortality Outcomes Insights from the Cross Cohort Collaboration (CCC) 2025. [3]Ridker et al., Eur Heart J (2018). AF: atrial fibrillation. CHD: coronary heart disease. CVD: cardiovascular diseases. HF: heart failure. hs-CRP: high-sensitivity C-reactive protein. MACE: major adverse cardiovascular events. MI: myocardial infarction. OR: odds ratio. PBO: placebo. RRR: relative risk reduction.

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TRANQUIL6ITY Phase 2 trial supporting development in CVD

Randomized, double-blind, placebo-controlled Phase 2 trial (NCT06362759)



Treatment period: 6 months
Primary endpoint: Day 90
Safety follow-up period
6 months
n = 143
R
Pacibekitug 25 mg SC quarterly
Pacibekitug 50 mg SC quarterly
Pacibekitug 15 mg SC monthly
Placebo
Follow-up
Key: ▲ dose

Study population:

- High-sensitivity C-reactive protein (hs-CRP) ≥2 mg/L and <15 mg/L
- CKD stage 3-4 (eGFR 15-59 ml/min/1.73m^2) or UPCR≥200 mg/g
- Exclude patients at higher risk for safety complications (e.g., immunocompromised patients)

Primary endpoint:

- Change from baseline in hs-CRP through Day 90

Secondary endpoints:

- Percentage achieving hs-CRP<2 mg/L through Day 90
- Percentage achieving hs-CRP reduction ≥50% through Day 90
- Change from baseline in hs-CRP through Day 180
- Safety and tolerability

TOURMALINE

Participants randomized to pacibekitug 25 mg and 50 mg quarterly dosing arms receive matching placebo doses on Days 30, 60, 120, and 150. Participants randomized to placebo receive monthly placebo doses during the treatment period. CKD: chronic kidney disease. CVD: cardiovascular disease. eGFR: estimated glomerular filtration rate. hs-CRP: high-sensitivity C-reactive protein. SC: subcutaneous. UPCR: urine protein-creatinine ratio.

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May 2024 May 2025 December 2025 December 2024 Data presented herein, and our analyses thereof, are as of the data extract date of April 23, 2025, and therefore do not reflect the complete dataset from the trial, which is ongoing. Cumulative safety data are also presented based upon this same data extract date and are subject to data reflecting any additional safety events as participants complete their study visits and follow-up. trial chronology 7 First participant enrolled • Target enrollment: n=120 Over-enrollment completed • Final enrollment: n=143 • 49 US sites Prespecified primary analysis • Topline results through Day 90, the primary evaluation period • Results presented herein reflect a data extract date of April 23, 2025 Anticipated study completion • All participants through Day 180 & 6-month safety follow-up

TRANQUILITY trial participant disposition


143 Randomized
Placebo
25 mg quarterly
50 mg quarterly
15 mg monthly
Randomized
n=143
36
35
36
36
Eligibility violation (1)
Withdrawal of consent (1)
Dosed
n=141
36
35
35
35
Baseline hs-CRP<1.9 mg/L (2)
Did not receive all doses (3)
Baseline hs-CRP<1.9 mg/L (2)
Did not receive all doses (2)
Baseline hs-CRP<1.9 mg/L (1)
No post-baseline hs-CRP (2)
Did not receive all doses (2)
Did not receive all doses (1)
Primary analysis population
n=126
31
31
30
34

Prespecified primary analysis population is defined as participants who:

- *Had a baseline hs-CRP of at least 1.9 mg/L♦,*
- *Had at least one post-baseline hs-CRP, and*
- *Received all planned study drug doses during the primary evaluation period*

TOURMALINE

♦: Baseline hs-CRP defined as average of Screening and Day 1 hs-CRP values.
Data presented herein, and our analyses thereof, are as of the data extract date of April 23, 2025, and therefore do not reflect the complete dataset from the trial, which is ongoing. Cumulative safety data are also presented based upon this same data extract date and are subject to data reflecting any additional safety events as participants complete their study visits and follow-up.

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Baseline characteristics in-line with expectations for chronic kidney disease and generally balanced across treatment arms

	Overall N=126	Placebo N=31	Pacibekitug 25 mg quarterly N=31	Pacibekitug 50 mg quarterly N=30	Pacibekitug 15 mg monthly N=34
Age, years	71 (62, 77)	72 (62, 77)	73 (66, 76)	70 (61, 78)	65 (60, 73)
Female	78 (62%)	21 (68%)	17 (55%)	19 (63%)	21 (62%)
Body-mass index, kg/m^2	33.3 (29.7, 36.7)	33.4 (29.7, 36.3)	32.2 (28.1, 35.6)	35.1 (30.7, 39.8)	33.4 (30.2, 36.3)
ASCVD	58 (46%)	15 (48%)	16 (52%)	20 (67%)	7 (21%)
Diabetes [1]	76 (60%)	21 (68%)	16 (52%)	20 (67%)	19 (56%)
Statin use	86 (68%)	20 (65%)	22 (71%)	22 (73%)	22 (65%)
CKD Stage 3a	46 (37%)	12 (39%)	8 (26%)	13 (43%)	13 (38%)
Stage 3b	54 (43%)	12 (39%)	18 (58%)	9 (30%)	15 (44%)
Stage 4	17 (13%)	6 (19%)	4 (13%)	4 (13%)	3 (9%)
eGFR, $ml/min/1.73m^2$ [2]	42.5 (35.0, 53.0)	43.5 (33.5, 53.0)	37.5 (33.0, 47.0)	48.0 (36.5, 56.5)	42.5 (36.0, 57.0)
IL-6, pg/mL	4.92 (3.14, 8.00)	4.91 (3.32, 5.93)	4.62 (2.87, 7.30)	5.56 (3.58, 10.03)	4.86 (2.39, 7.83)
hs-CRP, mg/L [2]	4.45 (3.00, 6.15)	3.60 (2.70, 5.10)	3.90 (2.35, 5.55)	5.18 (3.60, 7.35)	4.73 (3.80, 7.40)

TOURMALINE

Primary Analysis Population: at least 1 post-baseline hs-CRP, baseline hs-CRP ≥1.9 mg/L, and all planned study drug doses during primary evaluation period.
Data are median (IQR) or n (%). [1] Includes patients with screening hemoglobin A1c ≥6.5% and those with a history of diabetes or on medications for diabetes at baseline.
[2] Baseline values for each participant were calculated as the average of the values at the Screening and Day 1 visits. Data presented herein, and our analyses thereof, are as of the data extract date of April 23, 2025, and therefore do not reflect the complete dataset from the trial, which is ongoing. Cumulative safety data are also presented based upon this same data extract date and are subject to data reflecting any additional safety events as participants complete their study visits and follow-up.

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Primary Analysis Population: at least 1 post-baseline hs-CRP, baseline hs-CRP ≥1.9 mg/L, and all planned study drug doses during primary evaluation period. Data presented herein, and our analyses thereof, are as of the data extract date of April 23, 2025, and therefore do not reflect the complete dataset from the trial, which is ongoing. Cumulative safety data are also presented based upon this same data extract date and are subject to data reflecting any additional safety events as participants complete their study visits and follow-up. Error bars represent the 75th percentile for reduction in each dose group. Pacibekitug demonstrated deep and highly statistically significant reductions in hs-CRP across all pacibekitug dosing arms 10 Percent change from baseline in time-averaged hs-CRP through Day 90 Percent change from baseline in hs-CRP at Day 90 **** **** **** **** **** **** **** p<0.0001 for all comparisons to placebo

Primary Analysis Population: at least 1 post-baseline hs-CRP, baseline hs-CRP ≥1.9 mg/L, and all planned study drug doses during primary evaluation period. Data presented herein, and our analyses thereof, are as of the data extract date of April 23, 2025, and therefore do not reflect the complete dataset from the trial, which is ongoing. Cumulative safety data are also presented based upon this same data extract date and are subject to data reflecting any additional safety events as participants complete their study visits and follow-up. Rapid, deep, and durable suppression of hs-CRP was observed throughout the primary evaluation period 11 Median (IQR) hs-CRP by visit through Day 90 Median (IQR) percent change in hs-CRP from baseline by visit through Day 90 **** **** **** **** p<0.0001 for all comparisons to placebo

Primary Analysis Population: at least 1 post-baseline hs-CRP, baseline hs-CRP ≥1.9 mg/L, and all planned study drug doses during primary evaluation period. Data presented herein, and our analyses thereof, are as of the data extract date of April 23, 2025, and therefore do not reflect the complete dataset from the trial, which is ongoing. Cumulative safety data are also presented based upon this same data extract date and are subject to data reflecting any additional safety events as participants complete their study visits and follow-up. Error bars represent standard error. A significant percentage of participants across all pacibekitug dosing arms achieved an hs-CRP of <2 mg/L 12 Percentage of participants with time- averaged hs-CRP <2 mg/L through Day 90 Percentage of participants with hs-CRP <2 mg/L at Day 90 **** **** **** **** **** **** **** p<0.0001 for all comparisons to placebo

Primary Analysis Population: at least 1 post-baseline hs-CRP, baseline hs-CRP ≥1.9 mg/L, and all planned study drug doses during primary evaluation period. Data presented herein, and our analyses thereof, are as of the data extract date of April 23, 2025, and therefore do not reflect the complete dataset from the trial, which is ongoing. Cumulative safety data are also presented based upon this same data extract date and are subject to data reflecting any additional safety events as participants complete their study visits and follow-up. Error bars represent standard error. The vast majority of participants receiving pacibekitug achieved an hs-CRP reduction of ≥50% 13 **** **** **** ******** **** **** p<0.0001 for all comparisons to placebo Percentage with time-averaged hs-CRP reduction ≥50% through Day 90 Percentage with hs-CRP reduction ≥50% at Day 90

Primary Analysis Population: at least 1 post-baseline hs-CRP, baseline hs-CRP ≥1.9 mg/L, and all planned study drug doses during primary evaluation period. Data presented herein, and our analyses thereof, are as of the data extract date of April 23, 2025, and therefore do not reflect the complete dataset from the trial, which is ongoing. Cumulative safety data are also presented based upon this same data extract date and are subject to data reflecting any additional safety events as participants complete their study visits and follow-up. Participant-level data highlight consistent reduction in hs-CRP through Day 90 for those receiving pacibekitug 14 Percent change from baseline in time-averaged hs-CRP through Day 90 Percent change from baseline in hs-CRP at Day 90

Primary Analysis Population: at least 1 post-baseline hs-CRP, baseline hs-CRP ≥1.9 mg/L, and all planned study drug doses during primary evaluation period. Data presented herein, and our analyses thereof, are as of the data extract date of April 23, 2025, and therefore do not reflect the complete dataset from the trial, which is ongoing. Cumulative safety data are also presented based upon this same data extract date and are subject to data reflecting any additional safety events as participants complete their study visits and follow-up. Results through Day 180 presented herein reflect a subset of the primary analysis population as of the data extract date of April 23, 2025. These data and the preliminary analysis presented here are subject to change as additional data are collected through the ongoing trial. Sustained hs-CRP reductions through Day 180 observed in participants who completed treatment period as of data extract 15 Median (IQR) hs-CRP by visit through Day 180 Median (IQR) percent change in hs-CRP from baseline by visit through Day 180

Pacibekitug demonstrated overall incidence rates of adverse events and serious adverse events comparable to placebo

Cumulative incidence through data extract date

	Placebo N=36	Pacibekitug			
		Pooled N=105	25 mg quarterly N=35	50 mg quarterly N=35	15 mg monthly N=35
Adverse events	20 (56%)	57 (54%)	20 (57%)	18 (51%)	19 (54%)
Serious adverse events	4 (11%)	10 (10%)	6 (17%)	2 (6%)	2 (6%)
AEs leading to discontinuation	0	2 (2%)	0	1 (3%)	1 (3%)
Infection	8 (22%)	25 (24%)	10 (29%)	9 (26%)	6 (17%)
Serious infection	1 (3%)	4 (4%)	4 (11%)	0	0
Death	0	1 (1%)*	1 (3%)*	0	0
Injection site reaction Grade 2+	0	0	0	0	0
Neutropenia Grade 2 [1]	1 (3%)	2 (2%)	1 (3%)	0	1 (3%)
Neutropenia Grade 3+ [1]	0	0	0	0	0
Thrombocytopenia Grade 2+ [1]	0	0	0	0	0

Safety population n=141
**Fatal case of COVID-19*

TOURMALINE

Safety Population: at least 1 dose of study drug. [1] Laboratory abnormalities defined as confirmed low values on 2 consecutive assessments. Neutropenia CTCAE Grade 2: ANC >= 1,000/mm^3 and <1,500/mm^3. Grade 3+: ANC <1,000/mm^3. Thrombocytopenia CTCAE Grade 2+: PLT < 75,000/mm^3. Data presented herein, and our analyses thereof, are as of the data extract date of April 23, 2025, and therefore do not reflect the complete dataset from the trial, which is ongoing. Cumulative safety data are also presented based upon this same data extract date and are subject to data reflecting any additional safety events as participants complete their study visits and follow-up.

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No clinically meaningful changes in atherogenic lipids or lipoproteins in pacibekitug arms versus placebo

Atherogenic lipids and lipoproteins


Median Percent Change from Baseline to Day 90
LDL-C
Triglycerides
TC: HDL-C
ApoB
ApoB:ApoA-I
7%
6%
1%
9%
0%
-6%
3%
-5%
3%
-2%
1%
-1%
2%
3%
3%
6%
1%
-1%
-7%
-2%
*
Placebo (N=36)
25 mg Q90D (N=35)
50 mg Q90D (N=35)
15 mg Q30D (N=35)

Non-atherogenic lipids and lipoproteins


Median Percent Change from Baseline to Day 90
HDL-C
ApoA-I
0%
6%
5%
4%
-3%
0%
6%
6%
*
Placebo (N=36)
25 mg Q90D (N=35)
50 mg Q90D (N=35)
15 mg Q30D (N=35)

** $p<0.05$ for all comparisons to placebo*

TOURMALINE

Safety Population: at least 1 dose of study drug. Error bars represent the 25th percentile (for negative values) or 75th percentile (for positive values) for changes from baseline seen in each dose group. Data presented herein, and our analyses thereof, are as of the data extract date of April 23, 2025, and therefore do not reflect the complete dataset from the trial, which is ongoing. Cumulative safety data are also presented based upon this same data extract date and are subject to data reflecting any additional safety events as participants complete their study visits and follow-up.

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SAB: scientific advisory board. Expert perspective on inflammation and cardiovascular risk 18 Deepak L. Bhatt, MD, MPH, MBA Chair of Tourmaline Cardiovascular SAB

results bolster pacibekitug’s best-in-class potential Quarterly dosing viability AAA: abdominal aortic aneurysm. ASCVD: atherosclerotic cardiovascular disease. CV: cardiovascular. 19 External CV outcomes trials provide critical insights to leverage additional opportunities to differentiate Pacibekitug Ziltivekimab Development strategy Fast learner • First-in-class: Pursue high-risk ASCVD populations not being targeted by ziltivekimab • First-in-disease: Tackle AAA, a very high unmet need opportunity

With TRANQUIL6ITY results now in hand, Tourmaline is well-positioned to execute on its cardiovascular inflammation strategy

TRANQUIL6ITY data unlocks pacibekitug's potential in CVD

- ✓ Demonstrated rapid, deep, and durable hs-CRP reductions
- ✓ Confirmed quarterly dosing viability
- ✓ Expanded safety database

Key next steps

- ○ In consultation with CV SAB, confirm optimal dose for Phase 3 CVOT in ASCVD and finalize clinical development strategy
- ○ Conduct EOP2 meeting with FDA by end of year
- ○ Initiate Phase 2 proof-of-concept trial in AAA in H2 2025

AAA: abdominal aortic aneurysm. ASCVD: atherosclerotic cardiovascular disease. CVD: cardiovascular disease. CV SAB: cardiovascular Scientific Advisory Board. CVOT: cardiovascular outcomes trial. EOP2: end of Phase 2. FDA: Food & Drug Administration. hs-CRP: high-sensitivity C-reactive protein.

TOURMALINE
20

Questions & answers 21